UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

Dominion Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street
Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2024, at the 2024 Annual Meeting of Shareholders of Dominion Energy, Inc. (“Dominion Energy” or the “Company”), shareholders approved the 2024 Incentive Compensation Plan. A description of this plan is set forth in Item 4 of the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 22, 2024 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Dominion Energy held its 2024 Annual Meeting on May 7, 2024. Results of items presented for voting are listed below.

Each of the Company’s 11 director nominees was elected to serve on the Board of Directors of Dominion Energy until the next annual meeting and until his or her respective successor has been duly elected or appointed and qualified. The votes for each nominee were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote
James A. Bennett	611,483,115	8,721,555	1,505,798	93,932,319
Robert M. Blue	589,932,260	28,763,990	3,014,218	93,932,319
Paul M. Dabbar	615,913,612	4,251,901	1,544,955	93,932,319
D. Maybank Hagood	614,062,773	6,081,188	1,566,507	93,932,319
Mark J. Kington	595,483,468	24,688,166	1,538,834	93,932,319
Kristin G. Lovejoy	615,367,383	4,933,758	1,409,327	93,932,319
Joseph M. Rigby	610,955,158	9,298,116	1,457,194	93,932,319
Pamela J. Royal, M.D.	594,832,703	25,331,205	1,546,560	93,932,319
Robert H. Spilman, Jr.	592,596,670	27,611,604	1,502,194	93,932,319
Susan N. Story	593,382,270	26,881,419	1,446,779	93,932,319
Vanessa Allen Sutherland	615,596,905	4,677,467	1,436,096	93,932,319

Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers (“Say on Pay”). The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
588,582,668	30,271,026	2,856,774	93,932,319

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
680,958,218	33,020,779	1,663,790

Shareholders approved the 2024 Incentive Compensation Plan. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
595,815,404	23,040,538	2,854,526	93,932,319

A shareholder proposal regarding a policy to require an independent chair of the Board of Directors was not approved. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
244,508,867	374,571,488	2,630,113	93,932,319

A shareholder proposal regarding amending the Company’s articles of incorporation to become a benefit corporation was not approved. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
9,250,848	607,017,711	5,441,909	93,932,319

Item 9.01.	Financial Statements and Exhibits.

Exhibits

10.1	Dominion Energy, Inc. 2024 Incentive Compensation Plan, effective May 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

By:	/s/ Carlos M. Brown
Carlos M. Brown
President – Dominion Energy Services and Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: May 8, 2024